UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
Amendment No. __
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 9, 2014

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters of a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Rocket Fuel Inc. (the "Company") was held on June 9, 2014. At the meeting, the stockholders:

1.	Elected John Gardner and Monte Zweben as Class I directors

2.	Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014

Set forth below, with respect to each matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.    Election of Class I Directors

Nominee	For	Against	Abstain	Broker Non-Votes
John Gardner	24,731,354	230,310	117,708	3,921,809
Monte Zweben	24,741,494	220,210	117,668	3,921,809

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014

For	Against	Abstain	Broker Non-Votes
28,651,483	224,466	125,232	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By: /s/ JoAnn Covington
JoAnn Covington Vice President, General Counsel and
Corporate Secretary

Date: June 9, 2014